Principal National Life Insurance Company Variable Life Separate Account

Supplement dated December 11, 2020
to the Statutory Prospectus dated May 1, 2020 for:
Principal Executive Variable Universal Life III
Principal Variable Universal Life Income III
Principal Variable Universal Life Income IV

This supplement updates information contained in the Statutory Prospectus for the variable life insurance policies referenced above. Please retain this supplement for future reference.

PREMIUMS
Delete the first paragraph under Premium Limitations, and replace with the following:

The Internal Revenue Code imposes limits on premiums under the guideline premium/cash value corridor test, as well as to determine whether the policy is classified as a Modified Endowment Contract. If you make a premium payment that we determine exceeds one or both of these limits, we reserve the right to only accept that portion of the payment that is within the applicable limit(s) and refund or apply the excess premium as follows:
•If we receive such premium payments more than 30 days from the date the applicable limit will increase, we will refund the excess premium payment to you.
•If we receive such premium payments within 30 days from the date the applicable limit will increase, we will hold the excess premium payment in a non-interest bearing account and apply it to your policy once the applicable limit increases.

DEATH BENEFITS AND POLICY VALUES
Delete the third paragraph under IRS Definition of Life Insurance, and replace with the following:

If you make a premium payment that we determine exceeds the current guideline premium limits under Internal Revenue Code Section 7702, we reserve the right to apply or refund the payment as described under “Premium Limitations.”

TAX ISSUES RELATED TO THE POLICY
Delete the last sentence under Modified Endowment Contract Status, and replace with the following:

If you make a premium payment that we determine would cause your policy to be classified as a Modified Endowment Contract under Internal Revenue Code Section 7702A, we reserve the right to apply or refund the payment as described under “Premium Limitations.”

EXHIBIT 99(q) REDEEMABILITY EXEMPTION
Delete Item 1(b)(ii), and replace with the below paragraph. An updated exhibit reflecting the change will be filed in each policy’s next annual registration statement update.

Maximum Premiums

If the Company receives a premium payment that it determines would disqualify the Policy as “life insurance” under Internal Revenue Code Section 7702 or cause the policy to be classified as a Modified Endowment Contract under Internal Revenue Code Section 7702A, the Company reserves the right to only accept that portion of the payment that is within the applicable limit(s) and refund or apply the excess premium as follows:
•The Company will refund the excess portion of such premium payment if it is received more than 30 days from the date the limit will increase, or
•The Company will hold the excess portion of such premium payment in a non-interest bearing account and will apply it to the Policy when the limit increases if it is received within 30 days from the date the limit will increase.